EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Zhang, Hong, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Yinfu Gold Corporation, on Form 10-Q for the three months ended June 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Yinfu Gold Corporation at the dates and for the periods indicated.

Date: August 14, 2026	By:	/s/ Zhang, Hong
Zhang, Hong
Chief Executive Officer

I, Zhang, Hong, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Yinfu Gold Corporation, on Form 10-Q for the three months ended June 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Yinfu Gold Corporation at the dates and for the periods indicated.

Date: August 14, 2026	By:	/s/ Zhang, Hong
Zhang, Hong
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Yinfu Gold Corporation and will be retained by Yinfu Gold Corporation and furnished to the Securities and Exchange Commission or its staff upon request.